Exhibit 10.3

Execution Version
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PURCHASE AGREEMENT COM0270-15

between

EMBRAER S.A.

and

AIRCASTLE HOLDING CORPORATION LIMITED

INDEX
ARTICLE                                             PAGE

ATTACHMENTS

”A1” - E190-E2 AIRCRAFT CONFIGURATION
”A2” - E195-E2 AIRCRAFT CONFIGURATION
”B” - FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE
Exhibit 1 to Attachment “B” (SPECIAL INSURANCE CLAUSES)
”C” - WARRANTY CERTIFICATE - MATERIAL AND WORKMANSHIP
”D” - PRICE ESCALATION FORMULA
”E” - AIRCRAFT DELIVERY SCHEDULE
[***]

PURCHASE AGREEMENT COM0270-15
THIS AGREEMENT IS ENTERED INTO THIS 12TH DAY OF JUNE, 2015, BY AND BETWEEN EMBRAER S.A. AND AIRCASTLE HOLDING CORPORATION LIMITED, FOR THE PURCHASE AND SALE OF CERTAIN EMBRAER AIRCRAFT (AS DEFINED BELOW).
THE SALE COVERED BY THIS AGREEMENT SHALL BE GOVERNED SOLELY BY THE TERMS AND CONDITIONS HEREIN SET FORTH, AS WELL AS BY THE PROVISIONS SET FORTH IN THE ATTACHMENTS AND ANY AMENDMENTS HERETO.

1.	INTERPRETATION
1.1.    Definitions
For the purpose of this Agreement, the following definitions are hereby adopted by the Parties:

1.1.1.	“Actual Delivery Date”: shall mean, with respect to each Aircraft, the date on which Buyer obtains title to that Aircraft in accordance with Article 7.

1.1.2.“AD’s”: shall mean effective airworthiness directives issued by either EASA or the Airworthiness Authority, in connection with and with respect to the Aircraft.

1.1.3.“Agreement” or “Purchase Agreement”: shall mean this purchase agreement.

1.1.4.“Aircraft”: shall mean each of the E190-E2 Aircraft or each of the E195-E2 Aircraft, as defined below, and where the context requires all of such Aircraft.

1.1.4.1 “E190-E2 Aircraft”: shall mean the Embraer 190-E2 (certification designation ERJ 190-300) manufactured by Embraer according to Attachment “A1”, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft);

1.1.4.2 “E195-E2 Aircraft”: shall mean the Embraer 195-E2 (certification designation ERJ 190-400) manufactured by Embraer according to Attachment “A2”, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft).

1.1.5.	“Aircraft Basic Price”: shall mean the Aircraft price, as defined in Article 3.1.

1.1.6.“Aircraft Purchase Price”: shall mean the Aircraft price, effective on the relevant Aircraft Contractual Delivery Date, resulting from the application of the Escalation Formula to the Aircraft Basic Price as set forth in Article 3.3.

1.1.7.“Airworthiness Authority”: shall mean the applicable airworthiness authority with proper jurisdiction in the country of Buyer’s Lessee for the applicable Aircraft.

1.1.8.“ANAC”: shall mean the Brazilian civil aviation authority - Agência Nacional de Aviação Civil.

1.1.9.“Attachment A”: shall mean the relevant Attachment “A1, “A2”, etc, to this Agreement and as applicable to the relevant Aircraft as defined in Attachment “E” to this Agreement, as from time to time amended.

1.1.10.“BFE” shall mean buyer-furnished equipment being those items of equipment as being furnished by Buyer or Buyer’s Lessee and not directly furnished by Embraer.

1.1.11.“Business Day(s)”: shall mean a day, other than Saturday or Sunday, on which banks are open for business in São José dos Campos and São Paulo in Brazil, and New York in the United States.

1.1.12.“Buyer”: shall mean Aircastle Holding Corporation Limited, a company duly established under the laws of the Government of Bermuda with its registered office at Clarendon House, 2 Church Street, Hamilton HM 11 Bermuda.

1.1.13.“Buyer’s Lessee” for each Aircraft, shall mean [***].

1.1.14.“Contractual Delivery Date”: unless as otherwise provided for herein, the Contractual Delivery Date shall mean the last Business Day of the relevant month for each Aircraft as provided for in Attachment “E” hereto and as referred to in Article 5.

1.1.15.“Day(s)": shall mean calendar days.

1.1.16.“EASA” means the European Aviation Safety Agency or any successor thereto.

1.1.17.“Embraer”: shall mean Embraer S.A., a Brazilian corporation organized and existing under the laws of Brazil with its principal place of business at Av. Brigadeiro Faria Lima, 2170, São José dos Campos, SP, Brazil.

1.1.18.“Escalation Formula”: shall mean the escalation formula contained in Attachment “D”.

1.1.19.“FAA” means the U.S. Federal Aviation Administration or any successor thereto.

1.1.20.“FAF": shall mean delivery of an Aircraft in fly-away-factory condition ( [***] and cleared for export from Brazil by Embraer).

1.1.21.“Initial Deposit”: shall mean the aggregate initial deposit referred to in Article 4.1.1.

1.1.22.“LIBOR”: for purposes of calculating any rate under this Agreement for any period for which the same is to be established, shall mean the applicable rate per annum equal to the US$ Six-Month LIBOR displayed on pages LIBOR01 or LIBOR02 of the Thomson Reuters screen (or any successor or substitute page of such screen, providing rate quotations comparable to those currently provided on such page of such screen) at [***] in the London interbank market on the first day of such period (or if such date is not a London business day, the immediately preceding London business day) and in an amount comparable to the amount for which such rate is to be established and, if any such rate is below zero, LIBOR will be deemed to be zero. For purposes of this definition, ”London business day” means any day excluding Saturday, Sunday and any day on which commercial banks in London, England are authorized or required by law to remain closed.

1.1.23.“Major Changes”: shall mean the changes to the design of the Aircraft, as defined in Article 11.2.2.

1.1.24.“Mandatory Service Bulletins”: shall mean the mandatory service bulletins applicable to the Aircraft, which are issued by Embraer to implement the AD’s referred to in Article 11.4.

1.1.25.“Minor Changes”: shall mean the changes to the design of the Aircraft defined as per the terms and conditions of Article 11.2.1.

1.1.26.“Parties”: shall mean Embraer and Buyer.

1.1.27.“Product Support Package”: shall mean the products and Services to be provided by Embraer as per Article 13.

1.1.28.“PMC” or “Proposal of Major Change” shall have the meaning ascribed to such term in Article 11.5.

1.1.29.“Purchase Right Aircraft”: shall have the meaning set out in Article 21.

1.1.30.“Scheduled Inspection Date”: shall mean the date on which a certain Aircraft is available for inspection, acceptance and subsequent delivery to Buyer, as per the terms and conditions of Article 7.1.

1.1.31.“Services”: shall mean the services, as defined in Article 2.3 of Attachment “B”.

1.1.32.“Technical Publications”: shall mean the technical documentation pertaining and related to the Aircraft, as identified in Article 2.2 and Exhibit 1 of Attachment “B”.

1.1.33.“USD” or “US$”: shall mean the legal currency of the United States of America.

1.1.34.“Vendor”: shall mean third party suppliers of equipment, parts, tools, ground support and test equipment to Embraer to use on or in connection with the Aircraft.

1.1.35.“Working Day(s)": shall mean a day, other than Saturday, Sunday or holiday, on which Embraer in São José dos Campos, SP, Brazil is open for business.

1.2	Construction
In this Agreement unless otherwise expressly provided:
1.2.1 words importing the plural shall include the singular and vice versa,
1.2.2 a reference to an Article, Attachment or Exhibit is a reference to an Article, Attachment or Exhibit to this Agreement, and
1.2.3 the headings in this Agreement are to be ignored in construing this Agreement.

2.	SUBJECT
Subject to the terms and conditions of this Agreement:
2.1 Embraer shall sell and deliver and Buyer shall purchase and take delivery of fifteen (15) E190-E2 Aircraft and ten (10) E195-E2 Aircraft;
2.2 Embraer shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and
2.3 Buyer shall have the option to purchase up to fifteen (15) E190-E2 Purchase Right Aircraft and ten (10) E195-E2 Purchase Right Aircraft, in accordance with Article 21.

3.	PRICE
3.1 The Aircraft Basic Price of each E190-E2 Aircraft is [***] and the Aircraft Basic Price of each E195-E2 Aircraft is [***].
3.2 The Services and Technical Publications [***]. Additional technical publications as well as other services shall be billed in accordance with Embraer’s rates prevailing at the time a purchase order is placed for such additional technical publications or other services.
3.3 The Aircraft Basic Price shall be escalated according to the Escalation Formula. Such price as escalated shall be the Aircraft Purchase Price and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

4.	PAYMENT
4.1 To secure the Aircraft delivery positions set forth in Article 5 and to ensure delivery of Aircraft in accordance with the delivery schedule set forth in Article 5, Buyer shall pay Embraer for each Aircraft the amounts set forth in Article 3 in accordance with the terms and conditions contained in this Article 4. The Parties acknowledge that each of the Aircraft and the corresponding delivery positions have been reserved for purchase by Buyer and such Aircraft have been removed from the market. The amounts specified in Article 3 shall be paid by Buyer by wire transfer in immediately available USD funds, to a bank account to be timely informed by Embraer.

The Aircraft Purchase Price for each Aircraft shall be paid by Buyer, as follows: [***].
4.2 In the event Buyer fails to pay any amount payable as set forth in [***] hereunder on the relevant due date, Buyer shall pay to Embraer immediately upon demand made from time to time interest on such amount, or any part thereof, not paid from the date on which the same was due and payable until the date on which the same is paid in full at the rate equal to [***]. For the payments referred to under [***] interest shall be calculated as per [***]. Without prejudice to Embraer’s rights set forth in Article 4.3, interest accrued will be invoiced by Embraer on a monthly basis, beginning one month after the date on which payments should have been made, and payment thereof shall be made by Buyer in accordance with the instructions contained therein.
4.3 Without prejudice to the payment of interest on late payments set forth above, should Buyer fail to make any payment on or before the due date and if such failure shall [***], Embraer shall have the right to postpone [***]. Notwithstanding the foregoing, Embraer shall have the right to [***] in accordance with [***] when due shall [***].
4.4 Net payments: all payments to be made by Buyer under this Agreement shall be made without any set off or withholding whatsoever. If Buyer is obliged by law to make any deduction or withholding from any such payment, the amount due from Buyer in respect of such payment shall be increased to the extent necessary to ensure that, after the making of any such deduction or withholding, Embraer receives a net amount equal to the amount Embraer would have received had no such deduction or withholding been required to be made.
4.5 Payment Date: unless otherwise agreed by the Parties in writing, payment of the amounts referred in [***], shall be made by Buyer on or before [***], or, if such Day is not a Business Day, on [***].
4.6 Non-refundable payments: except as expressly provided otherwise in this Agreement, all payments made by Buyer to Embraer hereunder shall be non-refundable.

5.	DELIVERY
Subject to payment in accordance with Article 4 and the provisions of Articles 7 and 9, Embraer shall offer the Aircraft to Buyer for inspection, acceptance and subsequent delivery in FAF condition, at Embraer premises in São José dos Campos, State of São Paulo, Brazil, on a date within the relevant month that is identified as a Contractual Delivery Date contained in Attachment “E” to this Agreement

6.	CERTIFICATION

6.1 The Embraer 190-E2 aircraft and the Embraer 195-E2 aircraft shall be certified by the following airworthiness authorities: [***] pursuant to their certification requirements. [***].

6.2 The Aircraft shall be manufactured by Embraer in compliance with [***]. Buyer shall be solely responsible for determining which operational requirements of the Airworthiness Authority are to be incorporated into the Aircraft configuration and for informing Embraer thereof. [***].
6.3 The Aircraft shall be delivered [***] with an export certificate of airworthiness issued by the [***]. The condition of the Aircraft at delivery and the documentation delivered with the Aircraft, including the above mentioned export certificate of airworthiness shall be sufficient to enable Buyer or Buyer’s lessee to obtain a certificate of airworthiness from the Airworthiness Authority. Subject to the above, it shall be Buyer’s responsibility to obtain such certificate of airworthiness and to register the Aircraft, at Buyer’s sole expense.

7.	ACCEPTANCE AND TRANSFER OF OWNERSHIP
7.1 Unless Buyer is notified otherwise, the Aircraft shall be delivered in accordance with the provisions and schedules specified in Article 5. Embraer shall initially give [***] by e-mail or facsimile of the date on which Embraer considers that each Aircraft will be ready for inspection, acceptance and subsequent delivery. The final notification shall be issued by

Embraer to Buyer [***] to the actual date that the Aircraft will be made available for Buyer’s inspection, which date shall be defined as the “Scheduled Inspection Date”, on which date [***] shall promptly start inspecting such Aircraft.
7.2 Buyer shall be allowed a reasonable period of time but in no event greater than [***] to inspect [***] each Aircraft prior to its delivery [***]. Embraer will [***].
7.3 If Buyer finds an Aircraft acceptable, Buyer shall promptly execute and deliver a certificate of acceptance of such Aircraft and pay any and all amounts then due and payable pursuant to this Agreement, including but not limited to all amounts referred to in Articles 4.1, 4.2, 7.8 and 8 as applicable. Simultaneously with receipt of the certificate of acceptance and the payments then due and payable, Embraer shall issue a warranty bill of sale effecting transfer of title and risk of loss in and to the Aircraft to Buyer, free and clear of any liens and encumbrances, at which time Buyer shall promptly remove the Aircraft from the Embraer’s facilities.
7.4 Buyer may decline to accept an Aircraft which does not comply with the specification set forth in Attachment “A” [***] in an airworthy condition. For the purposes of this Article 7, an Aircraft shall be deemed [***] are adversely affected by such non-compliance vis-à-vis the specification set forth in Attachment [***].
7.5 If Buyer declines to accept an Aircraft, Buyer shall give Embraer written notice of all specific reasons for such refusal within [***] following the last day of the inspection period permitted by Article 7.2 above and Embraer shall have [***], commencing on the first Working Day after receipt of such notice, to take all necessary actions in order to resubmit the Aircraft to Buyer for re-inspection.
7.6 Buyer shall be allowed [***] to re-inspect the Aircraft, starting the following working day after receipt of notice from Embraer that all necessary actions were taken. The period required for inspection as well as the one mentioned in [***], the Parties shall convene immediately following final refusal to accept the Aircraft in order to negotiate possible solutions. If within [***], then either Party may terminate this Agreement with respect to the affected Aircraft without liability to either Party [***].
7.7 Should Buyer fail to perform the acceptance and transfer of title to the Aircraft or fail to give Embraer written notice of specific reasons for refusal, within the periods provided for and in accordance with this Article 7, Embraer shall be entitled, at its discretion, to [***]. Embraer rights [***] shall only become effective if such default of Buyer has not been cured within [***] counted from the date of [***].
7.8 Notwithstanding the provisions of Article 7.7 and in addition to Embraer’s rights pursuant to Article 20.3 should Buyer fail to perform the acceptance and transfer of title to the Aircraft within the time period specified in Articles 7.2, 7.3, 7.5 and 7.7, as applicable, interest will accrue at the rate equal to [***] calculated over the unpaid balance of the relevant Aircraft Purchase Price from the date on which Buyer should have completed the inspection or re-inspection of the Aircraft, as the case may be, until the date in which transfer of title occurs or until the date Embraer terminates this Agreement pursuant to Article 7.7, whichever occurs first. Without prejudice to Embraer’s rights set forth in Article 7.7, interest accrued will be invoiced by Embraer on a [***] basis, beginning [***] after the date on which the Aircraft acceptance or transfer of title should have been performed, and payment thereof shall be made by Buyer in accordance with the instructions contained therein.

8.	STORAGE CHARGE
8.1 A storage charge equal to [***] shall be charged by Embraer to Buyer commencing on:
8.1.1 Buyer’s failure to [***] on the date [***]; or
8.1.2 Buyer’s acceptance of an Aircraft when Buyer defaults in the fulfillment of any payment due and in taking title to such Aircraft immediately thereafter; or
8.1.3 Buyer’s failure to remove an Aircraft from Embraer’s facilities [***].

8.2 If however, Buyer notifies Embraer in writing [***] in advance of its expected delay in the performance of its obligations set forth in Articles 8.1.1, 8.1.2 and 8.1.3 above, [***] the storage charge shall commence on the [***] after [***], as applicable.
8.3 [***]

9.	DELAYS IN DELIVERY
9.1 Excusable Delays:
9.1.1 Embraer shall not be held liable or be found in default for any delays in the delivery of an Aircraft beyond the Contractual Delivery Date or in the performance of any act to be performed by Embraer under this Agreement, resulting from the following events or occurrences (hereinafter referred to as “Excusable Delays”): [***].
9.1.2 Within [***] after [***] constitute causes of Excusable Delays in the delivery of an Aircraft beyond the Contractual Delivery Date or in the performance of any act or obligation to be performed by Embraer under this Agreement, Embraer [***].
9.1.3 Any such Excusable Delays shall [***].
9.1.4 If such Excusable Delay lasts longer than [***], then the Parties shall attempt to [***]. In the event that the Parties fail to agree on such terms [***].
9.1.5 If the cause of such Excusable Delay is attributable to Buyer in accordance with [***], Buyer shall not be entitled to terminate this Agreement in accordance with Article 9.1.4 and upon a termination by Embraer the provisions of Article 20.3 shall apply [***].
9.2 Non-Excusable Delays:
9.2.1 If the delivery of an Aircraft is delayed, and such delay does not constitute an Excusable Delay (hereinafter referred to as "Non-Excusable Delays"), by more than [***] after the Contractual Delivery Date for such Aircraft, Buyer [***] up to the date that the Aircraft is available for inspection and acceptance by, and subsequent delivery to Buyer by means of written confirmation of the successful completion of ground and flight tests performed by Embraer, to be provided as per Article 7.1, [***] and that it will [***].
9.2.2 Upon the occurrence of any event which constitutes a Non-Excusable Delay in the delivery of an Aircraft, Embraer agrees to [***].
9.2.3 It is agreed between the Parties that if, with respect to a delayed Aircraft, Embraer does not receive [***] from Buyer, within [***].
9.3 Delay Due to Loss or Structural Damage of the Aircraft
If, before delivery thereof an Aircraft is lost, destroyed or, in the reasonable opinion of Embraer, is damaged beyond economic repair (“Total Loss”), then Embraer will notify Buyer [***] the earliest date that an aircraft to replace the Aircraft may be delivered to Buyer. However, in the event the [***], then this Agreement will terminate with regards to the affected Aircraft unless Buyer accepts the proposed revised Contractual Delivery Date and: (i) Buyer notifies Embraer of such acceptance within [***] after the date of receipt of the notice from Embraer, and (ii) the Parties execute an amendment to this Agreement recording the [***].
If this Agreement terminates in relation to an Aircraft in accordance with this Article 9.3, such termination shall discharge the Parties from all obligations and liabilities hereunder with respect to such Aircraft and related Services, except that Embraer shall return to Buyer any moneys paid by Buyer towards the purchase of such Aircraft [***].

10.	DELIVERY INSPECTION

10.1 [***] prior to each relevant Aircraft Contractual Delivery Date Embraer shall provide Buyer [***]. Upon receipt [***] Buyer shall [***].

10.2 In order to perform the delivery inspection and acceptance of each Aircraft in accordance with Article 7, Buyer shall send up to [***] authorized representatives (the “Authorized Representatives”) [***] to the facilities of Embraer. Buyer shall communicate to Embraer the names of its Authorized Representatives, by means of written notice, at least [***] prior to each relevant Aircraft Contractual Delivery Date specified in Article 5.

10.3 One or more such Authorized Representatives, or other representatives indicated by Buyer, shall be authorized and duly empowered to sign the acceptance and transfer of title and risk documents and accept delivery of the Aircraft pursuant to Article 7.

10.4 For the purposes subject hereof, Embraer shall provide communication facilities (telephone, facsimile and internet connection) and sufficient office space at the Embraer facilities for [***], as well as the necessary tools, measuring devices, test equipment and technical assistance as may be necessary to perform acceptance tests. Embraer shall also make available to [***] (i) [***] transportation between Embraer facilities and hotel in Sao Jose dos Campos during normal working hours on the relevant Working Days, and (ii) lunch at the canteen at Embraer facilities on Working Days.

10.5 Buyer’s [***] shall observe Embraer’s administrative rules and instructions while at Embraer’s facilities.

10.6 Buyer’s [***] shall be allowed exclusively in those areas related to the subject matter hereof. Buyer agrees to hold harmless Embraer from and against all and any kind of liabilities in respect to such representatives, for whom Buyer is solely and fully responsible under all circumstances and in any instance, except to the extent they arise from the gross negligence or the willful misconduct of Embraer, its officers, employees and agents.

11. CHANGES
11.1 Each Aircraft will be manufactured in accordance with, and comply with, the requirements and standards defined in Attachment “A” hereto and shall incorporate all modifications which are classified as AD’s mandatory by [***] or the Airworthiness Authority as provided in Article 11.4, and those agreed upon by Buyer and Embraer in accordance with this Article.
11.2 The Parties hereby agree that changes can be made by Embraer in the design of the Aircraft, the definition of which and its respective classification shall be in compliance with the Aircraft type specification, as follows:
11.2.1 Minor Changes: defined as those modifications which shall not adversely affect the Aircraft in any of the following characteristics: [***].
11.2.2 Major Changes: defined as those modifications which affect at least one of the topics mentioned in Article 11.2.1.
11.3 Embraer shall have the right, but not the obligation, to incorporate Minor Changes in the Aircraft still in the production line at its own cost, without the prior consent of Buyer.
11.4 Embraer shall convey those Major Changes that are [***] by means of service bulletins approved by the Airworthiness Authority and/or ANAC, as appropriate. Service bulletins that implement such AD’s shall be referred to as Mandatory Service Bulletins. Embraer shall incorporate Mandatory Service Bulletins as follows:
11.4.1 Compliance required before [***]: Embraer shall incorporate Mandatory Service Bulletins in undelivered Aircraft at Embraer’s expense in a reasonable period of time if the compliance time for such Mandatory Service Bulletins is before [***]. Embraer shall not be liable for any delays resulting from incorporation of Mandatory Service Bulletins [***] of this Agreement and Embraer shall [***].

11.4.2 Compliance required after [***]: During [***], Embraer shall [***]. If [***], the provisions of Article 11.5 shall apply.
11.5 Except for the Major Changes referred to in Article 11.4, any other Major Changes such as (i) any change developed by Embraer as product improvement, (ii) any change required by Buyer in relation to the Aircraft configuration, (iii) [***], or (iv) any change due to alterations, amendments and/or innovations of legal requirements by other authorities (including without limitation environmental authorities) that have the effect of rendering Aircraft parts obsolete or non-compliant, shall be considered as optional and Embraer shall submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such change. Should Buyer not approve such PMC [***].
11.6 Any Major Change to the Aircraft, made in accordance with the foregoing paragraphs, which affect the provisions of Attachment “A” hereto, shall be incorporated in said Attachment by means of an amendment to this Agreement.
11.7 Except as [***], the Aircraft shall, on the Scheduled Inspection Date, comply with the terms and conditions of Attachment “A” as from time to time amended pursuant to Article 11.6. Determination of such compliance shall [***].

12.	WARRANTY [***]
12.1. Warranty: the materials and workmanship relative to the Aircraft subject of this Agreement will be warranted exclusively in accordance with the terms and conditions specified in Attachment “C”.
12.2 [***]: Embraer hereby [***] to Buyer [***] accordance with the terms and conditions specified in [***].

13.	PRODUCT SUPPORT PACKAGE
Embraer shall supply to Buyer the Product Support Package described in Article 2 of Attachment “B” hereto, which includes Embraer’s spare parts policy, the Technical Publications and the Services.

14.	ASSIGNMENT

14.1 Assignment of rights and obligations: Neither Party may assign, novate or transfer any of its rights or obligations hereunder without the prior written consent of the other Party, provided however that Buyer [***].
14.2 Assignment of warranties [***]: if Buyer wishes to transfer or assign the warranty contained in Attachment “C” [***] to a third party in connection with [***] Buyer shall obtain the prior written consent of Embraer [***].
14.3 [***].
14.4 [***] this Agreement, as well as the warranty [***], shall not be assigned to [***], any person or entity which the Parties may be legally restricted to enter in to an agreement, to a debarred person or entity or in case such assignment would infringe US export control regulations or any other applicable law.

15.	RESTRICTIONS AND PATENT INDEMNITY
15.1 Claims against Buyer. Subject to the limitations and conditions set forth herein, including, without limitation Article 15.2, Embraer shall indemnify Buyer with respect to all claims, lawsuits, and liabilities based upon or arising from any suit, action, proceeding, or allegation that:
(a) Any product or service purchased from or supplied by Embraer hereunder or any portion thereof (collectively, for the purposes of this Article 15, "Item") and/or the use or operation thereof constitutes an alleged or actual direct infringement of any granted or registered United States or foreign patent ("Patent Claim"), provided that from the time of design of such Item and until such Patent Claim is resolved, each country in which the relevant patent is held and the flag country of the Aircraft is a party to (1) the Paris Convention for the Protection of Industrial Property as amended and (2) Article 27 of the Chicago Convention on International Civil Aviation of December 7, 1944, or

(b) Aircraft software and accompanying documentation and manuals (collectively, for purposes of this Article 15, “Software”), or any part of such Aircraft Software furnished by Embraer, constitutes an alleged or actual infringement of any United States or foreign copyright rights or misappropriates any third party trade secret right under U.S. law or other foreign law ("Copyright Claim"), provided that from the time of design of such Software and until such Copyright Claim is resolved, each country in which the infringement claim is made and the flag country of the Aircraft is a member of the Berne Convention for the Protection of Literary and Artistic Works as amended and both countries recognize Software as a “work” under the Berne Convention.
15.1.1 Embraer’s indemnification provided in this Article 15 shall not apply to Buyer furnished or installed equipment, Items or Software not installed, used or maintained in accordance with all instructions and procedures of Embraer (as may be modified by Embraer from time-to-time and notified to Buyer), any Buyer-furnished or requested designs or any Buyer modification of any Item or Software.
15.2 Limitations and Conditions. Buyer shall give prompt written notice to Embraer of the receipt of a notice of a suit or action against Buyer alleging a Patent Claim or Copyright Claim covered by this Article 15 or of a written notice alleging a Patent Claim or Copyright Claim covered by this Article 15, whichever occurs earlier. Failure to notify Embraer as provided herein shall relieve Embraer of liability that it may have to Buyer to the same extent that the defense of any such Patent Claim or Copyright Claim is prejudiced thereby.
At all times, Embraer shall have the right, at its option and expense, to negotiate with any party alleging a Patent Claim or Copyright Claim, assume or control the defense to any allegation of a Patent Claim or Copyright Claim, including without limitation, the right to bring a declaratory judgment or similar action, intervene in any action involving a Patent Claim or Copyright Claim, and/or attempt to resolve a Patent Claim or Copyright Claim by replacing or [***].
Buyer shall promptly furnish to Embraer all information, documents, records, and assistance within Buyer’s possession, custody or control as requested by Embraer that [***] or material to any allegation covered by this Article 15. Buyer shall co-operate with Embraer and shall, upon Embraer’s reasonable request and at Embraer’s expense, arrange for the attendance of representatives of Buyer at depositions, hearings, trials, and the like, and assist in effecting settlements, securing and giving evidence, obtaining the attendance of witnesses and in the conduct of any suits or actions covered by this Article 15.
Buyer shall obtain Embraer’s written approval prior to paying, agreeing to pay, assuming any obligation or making any material concession relative to any Patent Claim or Copyright Claim.
Embraer shall assume and pay any and all judgments and all costs assessed against Buyer in a final non-appealable judgment of any suit or action, and Embraer will make all payments in settlement imposed upon or incurred by Buyer with Embraer’s [***].
EMBRAER SHALL HAVE NO OBLIGATION OR LIABILITY UNDER THIS ARTICLE 15 FOR ANY LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES. THE OBLIGATIONS AND REMEDIES OF BUYER SET FORTH IN THIS ARTICLE 15 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER INDEMNITIES, OBLIGATIONS AND LIABILTIES OF EMBRAER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST EMBRAER, EITHER EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY ACTUAL OR ALLEGED INFRINGEMENT OF ANY THIRD PARTY INTELLECTUAL PROPERTY RIGHT BY ANY PRODUCT OR SERVICE PROVIDED UNDER THIS AGREEMENT.

16.	MARKETING PROMOTIONAL RIGHTS
Embraer shall have the right, with Buyer’s prior consent [***], to show for marketing purposes, free of any charge, the image of Buyer’s Aircraft, painted with Buyer’s or, as applicable, Buyer’s lessee’s colors and emblems, affixed in photographs, drawings, films, slides, audiovisual works, models or any other medium of expression (pictorial, graphic, digital, electronic and sculptural works), through all communications media including but not limited to billboards, magazines, newspaper, television, movie, theaters, as well as in posters, catalogues, models and all other kinds of promotional material.

17.	TAXES
Embraer shall pay all taxes, [***] under Brazilian law [***]. All other taxes [***] shall be borne by Buyer [***].

18.	APPLICABLE LAW
This Agreement shall in all respects be governed by the laws of the State of New York, including all matters of construction, validity and performance, without giving effect to principles of conflicts of laws other than sections 5-1401 and 5-1402 of the New York General Obligations law.
The United Nations Convention on Contracts for the International Sale of Goods will not apply to any transactions related to this Agreement.

19.	JURISDICTION
Each Party hereto hereby irrevocably agrees, accepts and submits to, for itself and in respect of any of its property, generally and unconditionally, the exclusive jurisdiction of the courts of the State of New York in the City and County of New York and of the United States for the Southern District of New York, in connection with any legal action, suit or proceeding with respect to any matter relating to or arising out of or in connection with this Agreement or any other operative agreement and fully waives any objection to the venue of such courts. Furthermore to the fullest extent permitted by applicable law, each Party hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit action or proceeding any claim that it is not personally subject to the jurisdiction of the above named courts, that the suit, action or proceeding is brought in an inconvenient forum, or that the venue of the suit, action or proceeding is improper.
EACH PARTY HERETO HEREBY EXPRESSLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A JURY TRIAL IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

20.	TERMINATION

20.1 Should either Party fail to comply partially or completely with its obligations hereunder, the other Party shall be entitled to give notice of such failure and to require that such failure be remedied within the period specified in that notice, which period shall not be less than [***]. Should such failure not be remedied within the period so specified, then the Party who gave notice of such failure shall be entitled to terminate this Agreement. Should termination occur in accordance with the foregoing, [***].
NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY IN ANY CIRCUMSTANCE HEREUNDER FOR ANY CONSEQUENTIAL DAMAGES, LOSS OF PROFITS, LOSS OF REVENUE, LOSS OF USE AND INCREASED COSTS, OR PUNITIVE DAMAGES OR INDIRECT OR INCIDENTAL DAMAGES WHICH MAY ARISE OUT OF, OR BE CONNECTED TO, ANY BREACH OR DEFAULT UNDER OF ANY TERM, CONDITION, COVENANT, WARRANTY, OR PROVISION OF THIS AGREEMENT, AND WHICH EITHER PARTY WOULD OTHERWISE BE ENTITLED TO UNDER ANY APPLICABLE LAW, INCLUDING BUT NOT LIMITED TO ANY CLAIMS [***].
20.2 Buyer and Embraer shall have the right to terminate this Agreement in respect of the relevant Aircraft, [***].
The above termination rights shall be exercisable by written notice from one Party to the other to such effect.
Upon receipt of such notice of termination by Buyer or Embraer, as the case may be, Embraer shall:
(i)    in case of [***];
(ii)    in case of [***];
(iii)    in either case, [***].
20.3 If Buyer terminates this Agreement before the Actual Delivery Date of an Aircraft [***] or, if Embraer terminates this Agreement [***]. It is hereby agreed by the Parties that upon [***].

Embraer's rights to terminate this Agreement due to Buyer's failure to comply [***] at Embraer's sole discretion, may be exercised [***]. In the event Embraer decides to [***].
20.4 If either Party terminates this Agreement in respect to an Aircraft pursuant to [***]. In the event of such a termination, [***].
20.5 In the event [***].

21.	PURCHASE RIGHT AIRCRAFT
21.1 Embraer shall grant Buyer the right to purchase up to fifteen (15) additional Embraer 190-E2 aircraft and up to ten (10) additional Embraer 195-E2 aircraft (the “Purchase Right Aircraft”), configured as per Attachment “A1” and Attachment “A2”, as applicable, [***] subject to [***].
21.2 Subject to [***] the right to purchase each of the Purchase Right Aircraft shall be exercised by means of a written notice (the “Exercise Notice”) from Buyer to Embraer, and such right is subject to [***].
21.3 In case Embraer has not received Exercise Notice [***], Buyer shall [***].
21.4 Following receipt by Embraer of the Exercise Notice, Embraer shall [***]; otherwise, Embraer shall [***].
21.5 In case Buyer and Embraer agree in [***] and in order to [***], Buyer shall [***].
21.6 [***].
21.7 If the purchase rights are [***].
21.8 If the [***] Embraer shall [***].

22.	INTENTIONALLY LEFT BLANK

23.	NOTICES
All notices permitted or required hereunder shall be in writing in the English language and sent, by registered mail or facsimile, to the attention of the Vice President, Contracts - Commercial Aviation as to Embraer and the attention of Lease Management (Aircastle Advisor LLC) as to Buyer, to the addresses indicated below or to such other address as either Party may, by written notice, designate to the other.
23.1 EMBRAER:
EMBRAER S.A.
Av. Brigadeiro Faria Lima, 2170
12.227-901 São José dos Campos - SP
Brazil
Telephone: (+55 12) 3927-1410
Facsimile: (+55 12) 3927-1257
23.2 BUYER:
c/o
AIRCASTLE ADVISOR LLC
300 First Stamford Place, 5th Floor
Stamford, Connecticut 06902

USA
Attention: Lease Management
Fax: +1 917 591-9106
Telephone: +1 203-504-1033
Email: leasemanagement@aircastle.com

24.	CONFIDENTIALITY
Neither Party has the right to disclose the terms of this Agreement except as required by law. Each of Buyer and Embraer agrees not to disclose any portion of this Agreement or its Attachments, amendments or any other supplement, to any third party [***] without the previous written consent of the other Party; [***]. Without limiting the foregoing, in the event either Party is legally required to disclose the terms of this Agreement, that Party shall notify the other Party (where permitted by law) reasonably in advance of such disclosure and exert its best efforts to request and obtain confidential treatment of the articles, terms and conditions of this Agreement relevantly designated by the other Party as confidential. In the event this Agreement is terminated, whether in whole or in part, this Article 24 shall survive such termination.

25.	FOREIGN CONTENT
The Aircraft contain commodities, technology and software that were exported from the United States and other countries in accordance with their respective export control regulations. Diversion contrary to U.S. law and/or any other applicable law is prohibited.
Buyer agrees to comply with any export and re-export control laws of the United States and other countries applicable to the Aircraft, its parts, components, technology and software and, upon Embraer’s request, to execute and deliver to Embraer and to cause any of Buyer's operators to execute and deliver to Embraer the relevant end-user certificates and any other documentation necessary for the export and transfer of the Aircraft to Buyer and any such operators.

26.	COMPLIANCE WITH LAWS
Each Party represents to the other Party that in connection with the negotiation, execution and performance under this Agreement it: (i) has acted in good faith and with business integrity towards the other Party and any third parties, (ii) complies with anti-corruption and anti-money laundering laws applicable to such Party to the extent that they apply to such Party’s obligations and activities stated in this Agreement, (iii) such Party has a code of ethics (or equivalent document) and an anti-corruption policy (or equivalent document) (collectively, “Code”) consistent with internationally accepted ethical and anti-corruption standards, which guides the conduct of its officers and employees, and (iv) such Party maintains internal procedures reasonably designed and conceived to enforce and promote the compliance with the anti-corruption provisions of its Code. The foregoing representations are made on a continuing basis and shall hold true until termination or expiration of this Agreement.
Each Party represents to the other Party that (a) such Party has not and will not offer, promise or give to any employee, officer, official, agent or representative of the other Party any amount of money, personal services, credit or other thing of value, save where not in violation of any of the following: (i) Brazilian laws which apply or may apply to this Agreement or to such Party generally, or (ii) reasonably accepted standards of conduct and practices; and (b) [***] of the other Party in the context of this Agreement or the subject matter hereof.

27.	SEVERABILITY
If any provision or part of a provision of this Agreement or any of the Attachments shall be, or be found by any authority or court of competent jurisdiction to be, illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the other provisions or parts of such provisions of this Agreement, all of which shall remain in full force and effect.

28.	NON-WAIVER
Except as otherwise specifically provided to the contrary in this Agreement, any Party’s refrain from exercising any claim or remedy provided for herein shall not be deemed a waiver of such claim or remedy, and shall not relieve the other Party from the performance of such obligation at any subsequent time or from the performance of any of its other obligations hereunder.

29.	INTEGRATED AGREEMENT
All Attachments referred to in this Agreement and/or attached hereto are, by such reference or attachment, incorporated in this Agreement.

30.	NEGOTIATED AGREEMENT
Buyer and Embraer agree that this Agreement, including all of its Attachments, has been the subject of discussion and negotiation and is fully understood by the Parties, and that the rights, obligations and other mutual agreements of the Parties contained in this Agreement are the result of such complete discussion and negotiation between the Parties.

31.	COUNTERPARTS
This Agreement may be executed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument. This Agreement may be signed by facsimile with originals to follow by an internationally recognized courier.

32.	ENTIRE AGREEMENT
This Agreement constitutes the entire agreement of the Parties hereto with respect to the subject matter hereof and supersedes all previous and connected negotiations, representations and agreements between the Parties. This Agreement may not be altered, amended or supplemented except by a written instrument executed by the Parties.

INTENTIONALLY LEFT BLANK - SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers and to be effective as of the day and year first above written.

EMBRAER S.A.                    AIRCASTLE HOLDING CORPORATION LIMITED
By:     /s/ Luis Carlos Affonso                By:     /s/ Gregory S. Ethier
Name:     Luis Carlos Affonso                Name:     Gregory S. Ethier
Title:     SVP Operations and                Title:     Attorney-in-Fact
COO, Commercial Aviation

By:     /s/ Adrianna Sarlo
Name:    Adrianna Sarlo
Title:    Vice President, Contracts
Commercial Aviation

Place:                            Place:

Witnesses:

By:     /s/ Fernando Bueno                By:    /s/ Stephen P. Quinn
Name:    Fernando Bueno                    Name:    Stephen P. Quinn

ATTACHMENT “A1”
E190-E2 AIRCRAFT CONFIGURATION

1.	STANDARD AIRCRAFT

The E190-E2 Aircraft shall be manufactured according to [***], which although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

[***]

2.	OPTIONAL EQUIPMENT

The Aircraft will also be fitted with the following options selected by Buyer [***].

THE REMAINDER OF THIS PAGE AND THE FOLLOWING PAGE OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

[***]

1

[***]

3.	EXTERIOR FINISHING

The fuselage of each Aircraft shall be painted according to Buyer or Buyer’s lessees colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to such Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

4.	DEFINITION OF THE AIRCRAFT INTERIOR SPECIFICATION AND POSSIBLE CHANGES TO SUCH DEFINITION (LAYOUT, MONUMENTS AND/OR TRIM & FINISHING)

The Aircraft interior configuration in terms of layout and interior monuments shall be in accordance the LOPA presented in this Attachment “A1”. However, in case [***], such changes shall be [***].

The [***] shall be [***]. All such definitions shall be included in a document named Customer Check List (“CCL”). The lead time to have this document signed [***] shall be [***].

5.	OPTIONAL EQUIPMENT MODIFICATION

The Aircraft optional configuration in terms of optional items shall be in accordance with the options included in Article 2 of this Attachment. However, in case [***], such changes shall be [***].

6.	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE)

In case [***], the following shall [***], the [***] shall have the non standard electrical galley inserts, such as ovens, coffee makers, hot jugs and water boilers as BFE for certification purpose. Buyer shall deliver such electrical inserts, in DDP conditions (Incoterms 2010), to an integrator to be designated by Embraer. For the second Aircraft of each Buyer's lessee and on, if applicable, the Aircraft galleys will be delivered with space provisions and the electrical galley inserts will be BIE items unless otherwise commercial and technically agreed by Buyer and Embraer.

The [***] shall be BIE items.

[***], as well as any other [***], shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof.

7.	EMBRAER RIGHT TO PERFORM FOR BUYER

7.1 Buyer shall perform all the required actions defined in [***].

7.2 If Buyer fails to define the [***], Embraer at its option shall have the right to tender the Aircraft for delivery [***]. Buyer agrees hereby that any action taken by Embraer pursuant to this Article 7.2 shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement. Further, Embraer shall be entitled to charge Buyer for reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer [***].

8.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer as soon as provided by Buyer’s Lessee to Buyer but in [***] before each relevant Aircraft Contractual Delivery Date.

In case [***], Embraer shall be entitled to [***].

2

9.	EXPORT CONTROL ITEMS

The Aircraft contain certain equipment subject to export control under the United States of America law, which may require specific export control license (such as the ones equipped in the current generation of E-Jet’s, the IESI - Integrated Electronic Standby Instrument System with an embedded QRS-11 gyroscopic microchip and the IRU - Inertial Reference Unit).

Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A1” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A1” SHALL PREVAIL.

THE FOLLOWING THREE PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

[***]

3

ATTACHMENT “A2”
E195-E2 AIRCRAFT CONFIGURATION

1.	STANDARD AIRCRAFT

The E195-E2 Aircraft shall be manufactured according to [***], which although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

[***]

2.	OPTIONAL EQUIPMENT

The Aircraft will also be fitted with the following options selected by Buyer [***].

THE REMAINDER OF THIS PAGE AND THE FOLLOWING PAGE OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

[***]

1

[***]

3.	EXTERIOR FINISHING

The fuselage of each Aircraft shall be painted according to Buyer or Buyer’s lessees colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to such Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

4.	DEFINITION OF THE AIRCRAFT INTERIOR SPECIFICATION AND POSSIBLE CHANGES TO SUCH DEFINITION (LAYOUT, MONUMENTS AND/OR TRIM & FINISHING)

The Aircraft interior configuration in terms of layout and interior monuments shall be in accordance the LOPA presented in this Attachment “A2”. However, in case [***], such changes shall be [***].

The [***] shall be [***]. All such definitions shall be included in a document named Customer Check List (“CCL”). The lead time to have this document signed [***] shall be [***].

5.	OPTIONAL EQUIPMENT MODIFICATION

The Aircraft optional configuration in terms of optional items shall be in accordance with the options included in Article 2 of this Attachment. However, in case [***], such changes shall be [***].

6.	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE)

In case [***], the following shall [***], the [***] shall have the non standard electrical galley inserts, such as ovens, coffee makers, hot jugs and water boilers as BFE for certification purpose. Buyer shall deliver such electrical inserts, in DDP conditions (Incoterms 2010), to an integrator to be designated by Embraer. For the second Aircraft of each Buyer's lessee and on, if applicable, the Aircraft galleys will be delivered with space provisions and the electrical galley inserts will be BIE items unless otherwise commercial and technically agreed by Buyer and Embraer.

The [***] shall be BIE items.

[***], as well as any other [***], shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof.

7.	EMBRAER RIGHT TO PERFORM FOR BUYER

7.1 Buyer shall perform all the required actions defined in [***].

7.2 If Buyer fails to define the [***], Embraer at its option shall have the right to tender the Aircraft for delivery [***]. Buyer agrees hereby that any action taken by Embraer pursuant to this Article 7.2 shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement. Further, Embraer shall be entitled to charge Buyer for reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer [***].

8.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer as soon as provided by Buyer’s Lessee to Buyer but in [***] before each relevant Aircraft Contractual Delivery Date.

In case [***], Embraer shall be entitled to [***].

2

9.	EXPORT CONTROL ITEMS

The Aircraft contain certain equipment subject to export control under the United States of America law, which may require specific export control license (such as the ones equipped in the current generation of E-Jet’s, the IESI - Integrated Electronic Standby Instrument System with an embedded QRS-11 gyroscopic microchip and the IRU - Inertial Reference Unit).

Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A2” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A2” SHALL PREVAIL.

THE FOLLOWING THREE PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

[***]

3

ATTACHMENT “B”
FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

1.	FERRY FLIGHT ASSISTANCE

1.1
Embraer will make available to Buyer or Buyer’s Lessee [***] the services of a third party representative at the airport in which the Aircraft will make the last stop in Brazilian territory, to assist Buyer’s or Buyer’s Lessee crew in its process to clear customs in Brazil. Such services do not include handling services such as refueling, ground equipment and communications and Buyer or Buyer’s Lessee shall hire such services from a handling service company. Buyer or Buyer’s Lessee shall also be responsible for the [***] required for the ferry flight. [***].

If it is necessary that any ferry equipment be installed by Embraer in the Aircraft for the ferry flight between Brazil and final destination, Embraer will make available, upon Buyer’s or Buyer’s Lessee’s written request, a standard and serviceable ferry equipment to Buyer or Buyer’s Lessee (hereinafter the “Kit”) at no charge, except as set forth below. In this case, Buyer or Buyer’s Lessee shall immediately upon the Aircraft arrival at its final destination, remove the Kit from the Aircraft and return it to a freight forwarder agent as determined by Embraer, in FCA (Free Carrier - Incoterms 2010) condition.
In case Embraer provides the Kit to Buyer or Buyer’s Lessee and irrespective of whether (i) the Kit is utilized, whether totally or not, such decision to be taken in Embraer’s reasonable discretion, or (ii) the Kit is not used and in either the case of (i) or (ii), is not returned to Embraer freight forwarder agent complete and in the same condition as it was delivered to Buyer or Buyer’s Lessee within [***] after Aircraft arrival in final destination, Buyer or Buyer’s Lessee shall [***] shall become the property of [***]. In addition, if [***] after such period shall not be an Embraer obligation.

2.	PRODUCT SUPPORT PACKAGE

2.1	MATERIAL SUPPORT

2.1.1 SPARES POLICY

Embraer guarantees the supply of spare parts, ground support equipment and tooling, except engines and their accessories but including the landing gear, APU and their accessories, hereinafter referred to as "Spare(s)", for the Aircraft for a period of [***]. Such Spares shall be supplied according to the prevailing availability, sale conditions, delivery schedule and effective price on the date of acceptance by Embraer of a purchase order placed by Buyer [***]. The Spares may be supplied either by Embraer in Brazil or through its subsidiaries or distribution centers located abroad.

The sale and export of Spares to Buyer or Buyer’s Lessee may be subject to export controls and other export documentation requirements of the United States and other countries. Buyer and Buyer’s Lessee shall agree that neither Embraer nor any of its subsidiaries, affiliates or Vendors shall be liable for failure to provide Spares and/or services, including without limitation the Services, under this Agreement or otherwise as a result of any ruling, decision, order, license, regulation, or policy of the competent authorities prohibiting the sale, export, re-export, transfer, or release of a Spare or its related technology. Buyer and Buyer’s Lessee shall comply with any conditions and requirements imposed by the competent authorities and, upon Embraer’s request, shall execute and deliver to Embraer any relevant end-user certificates.

Export of (i) IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International are subject to export control under United States law. Transfer or re-export of such items, as well as their related technology and software, may require prior authorization from the U.S. Government.

4

2.1.2 RSPL

Upon Buyer's Lessee’s request, Embraer shall present to Buyer’s lessee a recommended Spare provisioning list (the "RSPL"). The objective of the RSPL is to provide Buyer’s Lessee with a detailed list of Spares that will be necessary to support the initial operation and maintenance of the Aircraft by Buyer’s Lessee. Such recommendation will be based on the experience of Embraer and on the operational parameters established by Buyer’s Lessee.

Embraer will provide a qualified team to attend pre-provisioning conferences as necessary to discuss Buyer’s Lessee requirements and the RSPL as well as any available spare parts support programs offered by Embraer. Such meeting shall be held at a mutually agreed upon place and time, but in no event less than [***].

[***] directly from Embraer or directly from Vendors. Spares contained in the RSPL for which Buyer’s Lessee places a purchase order with Embraer (the "IP Spares") will be delivered by Embraer to Buyer’s Lessee within [***] at a fill rate of [***] in FCA (Free Carrier - Incoterms 2010) condition, at the port of clearance indicated by Embraer.

In order to ensure the availability of IP Spares in accordance with the foregoing at the time of entry into service of the first Aircraft to Buyer’s Lessee, Buyer shall be responsible to cause Buyer’s Lessee to commit to place a purchase order with Embraer for those IP Spares Buyer’s Lessee has decided to acquire from Embraer, as soon as practical and in any event not less than [***] prior to the Contractual Delivery Date of the first Aircraft to each Buyer’s Lessee. [***], Buyer shall be responsible to cause Buyer’s Lessee to demonstrate that it has acquired or ordered IP Spares from sources other than Embraer to complement the RSPL in a timely manner.

2.1.3	OTHER SPARES SERVICES

AOG services: Embraer will maintain a call center for the AOG services, twenty four (24) hours a day, seven (7) days a week. All the contacts with the call center can be made through regular direct lines in Brazil (phone and fax), e-mail and also through the FlyEmbraer e-commerce system in case Buyer subscribes to this service. The information concerning regular direct lines and e-mail address shall be obtained through the Customer Account Manager designated to Buyer’s Lessee by Embraer or through Embraer’s Customer Service offices.

Embraer will, subject to availability, deliver Spares requested as AOG orders in FCA (Free Carrier - Incoterms 2010) condition, at the Embraer’s facility nearest to the Buyer’s Lessee premises informed in Buyer’s Lessee’s shipping instructions.

Routine and/or critical Spares: Embraer will deliver routine and/or critical Spares (other than AOG Spares) in FCA condition, Embraer’s facility, from the location were such Spares are available. Routine and/or critical Spares shall be delivered according to their lead times, depending upon the purchase order priority. All Spares will be delivered with the respective authorized release certificate or any similar document issued by a duly authorized person.

2.2	AIRCRAFT TECHNICAL PUBLICATIONS:

2.2.1	EMBRAER PUBLICATIONS [***]

Embraer shall provide [***] (the “Technical Publications”).

Embraer shall provide [***].

The revision service for the Technical Publications [***]. Access to such publications [***]. The use of Technical Publications obtained from FlyEmbraer is subject to prior approval of the relevant airworthiness authorities [***].

2.2.2	VENDOR PUBLICATIONS

The technical publications regarding parts, systems or equipment supplied by Vendors and installed by Embraer in the Aircraft during the manufacturing process, will be supplied to Buyer and Buyer’s Lessee directly by such Vendors, in their original content and available format/media and/or on-line access, as the case may be. Vendors are also responsible to keep publications updated through a direct communication system with Buyer and Buyer’s Lessee.

5

Embraer shall use commercially reasonable efforts to cause Vendors to supply their respective technical publications in a prompt and timely manner.

2.2.3
The Parties further understand and agree that in the event Buyer elects not to take all or any one of the Technical Publications of Software above mentioned, or revisions thereof, no refund or other financial adjustment of the Aircraft Basic Price will be made.

2.3	SERVICES

[***] except as set forth below, Embraer shall provide the Services described in this Article 2.3, in accordance with the terms and conditions below. Buyer shall have the right to [***].

2.3.1	Familiarization Programs:

a.	The familiarization programs specified below are offered [***], except for any travel, board and lodging expenses [***], whether imposed by the Airworthiness Authority or other authority [***].

b.
The familiarization programs shall, at Embraer’s criteria, be conducted [***]. Such familiarization programs shall be in accordance with all applicable regulations and requirements of and approved by the Airworthiness Authority. [***] shall be solely responsible for preparing and submitting its training programs to the Airworthiness Authority for approval.

c.
All familiarization programs shall be provided at the training centers of Embraer, Flight Safety International or other Embraer designated training provider at its respective training center or in such other location as Embraer, Flight Safety International or other Embraer designated training provider may reasonably indicate. Buyer or Buyer’s Lessee shall be responsible for all costs and expenses related to the training services (including but not limited to instructor travel tickets, local transportation, lodging, per diem and non-productive days), in the event Buyer or Buyer’s Lessee requires that any training services be carried outside such indicated training facilities.

d.
Notwithstanding the eventual use of the term “training” in this paragraph 2.3.1, the intent of this program is solely to familiarize Buyer or any Buyer’s Lessee pilots, mechanics, employees or representatives with the operation and maintenance of the Aircraft. It is not the intent of Embraer to provide basic training (“ab-initio”) to any representatives of Buyer or any Buyer’s Lessee.

e.
Any trainee appointed by Buyer or Buyer’s Lessee for participation in any of the familiarization programs shall be duly qualified per the governing body in the country of Buyer’s or Buyer’s Lessee’s operation and fluent in the English language as all training will be conducted in, and all training material will be presented in, such language. Pilots and mechanics shall also [***] in the [***], as applicable [***]. Neither Embraer, Flight Safety International nor other Embraer designated training provider make any representation or give any guarantee regarding the successful completion of any training program by Buyer’s or Buyer’s Lessee’s trainees, for which Buyer or Buyer’s Lessee shall be solely responsible.

f.	The familiarization programs [***] shall be carried out [***]. Substitutions of appointed trainees will not be accepted during this period.

g.	Training entitlements regarding each Aircraft that remain unused up to [***] shall expire [***].

h.	The familiarization programs referred to above covers:

h.1    One (1) pilot familiarization program [***].

h.2    One (1) maintenance familiarization course [***].

h.3    One (1) qualified flight attendant familiarization program [***].

6

[***]

i.
The presence of Buyer’s or Buyer’s Lessee’s authorized trainees shall be allowed exclusively in those areas related to the training hereof and Buyer and each Buyer’s Lessee shall hold harmless Embraer from and against all and any kind of liabilities in respect of such trainees to the extent permitted by law.

2.3.2	On site support:

a.	Embraer shall provide the following on site support services:

[***]Embraer shall provide Buyer with [***] field support representative (“FSR”) [***].

Such FSR shall be indicated or substituted by Embraer at its sole discretion. [***].

[***]

The sole purpose of the start-up team members is to advise and assist with [***].

b.
[***] shall provide such FSR [***] (hereinafter defined as “Embraer Rep”) with communication services (international telephone line, facsimile, internet service and photocopy equipment) as well as suitable secure and private office facilities and related equipment including desk, table, chairs and file cabinet [***].

c.	During the stay of Embraer Rep at [***] shall permit access to the maintenance and operation facilities as well as to the data and files of [***].

d.	Embraer shall [***].

e.	The Embraer Rep shall not participate in test flights or flight demonstrations without the previous written authorization from Embraer.

f.
The Parties further understand and agree that in the event Buyer elects not to take all or any portion of the on site support provided for herein, no [***]. Any other additional on site support shall depend on mutual agreement between the Parties and shall be charged by Embraer accordingly.

g.	The presence of Embraer Rep shall be allowed exclusively in those areas related to the subject matter hereof [***].

h.
Embraer may, at its own cost and without previous notice to Buyer or, Buyer’s Lessee substitute at its sole discretion the Embraer Reps rendering the Services at any time during the period in which Services are being rendered.

i.	The rendering of the Services by Embraer’s Rep shall, at all times, be carried out in compliance with the applicable labor legislation.

j.
During the rendering of the Services, while on the premises of any Buyer’s Lessee, Embraer Reps shall strictly follow the administrative routines and proceedings of such Buyer’s Lessee, which shall have been expressly and clearly informed to Embraer Reps upon their arrival at said premises.

k.
Embraer shall have the right to interrupt the rendering of the Services (i) should any situation occur which, at the sole discretion of Embraer, could represent a risk to the safety or health of Embraer Reps or (ii) upon the occurrence of any of the following events: strike, insurrection, labor disruptions or disputes, riots, or military conflicts. Upon the occurrence of such an interruption, Embraer shall resume the rendering of the Services for the remainder period immediately after having been informed by Buyer or Buyer’s Lessee, in

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writing, of the cessation thereof. No such interruption in the rendering of the Services shall give reason for the extension of the Services beyond the periods identified above.

2.3.3	Account Manager:

Embraer shall assign one (1) non-dedicated Account Manager to support Buyer and each Buyer’s Lessee shortly after execution of the Purchase Agreement and to support the operations of all Aircraft in the fleets of Buyer or Buyer’s Lessees in revenue service for passenger transportation. The Account Manager will be responsible for coordinating all product support related actions of Embraer aiming to assure a smooth Aircraft introduction into service and, thereafter, for concentrating and addressing all issues concerning the operation of the Aircraft by Buyer or each Buyer’s Lessee. A team composed of regional technical representatives, regional spare parts representatives and regional field engineers, as necessary and applicable, shall support the Account Manager.

2.3.4	Remote Technical and Engineering Support

Embraer shall provide remote technical and engineering support services [***].

Technical and engineering support is also available to assist Buyer and each Buyer’s Lessee in performing structural repairs on the Aircraft. Such assistance consists of [***]. This support shall be provided on an individual event basis and Embraer may charge Buyer and Buyer’s Lessee for the rendering of such assistance.

2.3.5	Insurance

As a condition precedent to any Embraer support with respect to any Aircraft pursuant to this Attachment B, [***] in accordance with the clauses contained in Exhibit “1” to this Attachment and [***].

2.4	DISCLOSURE OF [***]

Buyer shall not [***].

2.5	INDEMNITY

To the extent permitted by law, Buyer agrees to [***] indemnify and hold harmless Embraer, its subsidiaries, affiliates, and their respective officers, directors, agents, employees, representatives and assignees (“Indemnified Parties”) from and against all liabilities, damages, losses, judgments, claims and suits, including costs and expenses incident thereto, which may be suffered by, accrued against, be charged to or recoverable from the Indemnified Parties by reason of loss or damage to property, including the Aircraft, or by reason of injury or death of any person resulting from or in any way connected with the performance of the Services by the Indemnified Parties for or on behalf of Buyer or Buyer’s Lessee, as applicable, related to Aircraft delivered by Embraer to Buyer, any other services related to the Services such as technical operations, maintenance, and training services and assistance performed while on the premises of Embraer, Buyer or Buyer’s Lessee, as applicable, while in flight or while performing any such activities, at any place, in conjunction with the Aircraft operations of Buyer or Buyer’s Lessee, as applicable (collectively referred to as "Indemnified Services") but for those liabilities, damages, losses, judgments, claims and suits which are caused by gross negligence or willful misconduct on the part of the Indemnified Parties, in rendering the Indemnified Services.

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EXHIBIT 1 TO ATTACHMENT “B” - SPECIAL INSURANCE CLAUSES

Buyer shall include the following clauses in its [***]:

a)	[***]

b)	[***]

c)
Notwithstanding anything to the contrary as specified in the Policy or any endorsement thereof, the coverage stated in paragraphs a) and b) above, shall not be cancelled or modified by the Insurer, without [***] advance written notice to Embraer to such effect.

This Endorsement attaches to and forms part of Policy No. ______________, and is effective from the ____ day of ______, 20__.

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ATTACHMENT “C”
WARRANTY - MATERIAL AND WORKMANSHIP

1)	Embraer, subject to the conditions and limitations hereby expressed, warrants the Aircraft subject of the Purchase Agreement, as follows:

a.	For a period of [***] from the date of delivery to Buyer, the aircraft will be free from:

•	Defects in materials, workmanship and manufacturing processes in relation to parts manufactured by Embraer or by its subcontractors holding an Embraer part number;

•	Defects inherent to the design of the Aircraft and its parts designed or manufactured by Embraer or by its subcontractors holding an Embraer part number.

b.	For a period of [***] from the date of delivery to Buyer, the Aircraft will be free from:

•
Defects in operation of parts manufactured by Vendors, excluding the Engines, Auxiliary Power Unit (APU) and their accessories (“Vendor Parts”), as well as failures of Vendor Parts due to incorrect installation or installation not complying with the instructions issued or approved by their respective Vendors. For the purpose of this warranty, Engine shall mean the complete power plant system which comprises the engine, the nacelle including thrust reverser, the engine mounting structure, all systems inside the nacelle and their integration with the Aircraft, and the Full Authority Digital Engine Control (FADEC) unit.

•	Defects due to non-conformity of Vendor Parts to the technical specification referred to in the Purchase Agreement.

Once the above mentioned periods have expired, Embraer will transfer to Buyer the original Warranty issued by the Vendors, if it still exists.

2)
The obligations of Embraer as expressed in this Warranty are limited to replacing or repairing defective parts, such replacement or repair to be determined by Embraer acting reasonably. The defective parts shall be returned to Embraer or its representatives within a period of [***], Embraer may have the right, at its sole discretion, to deny the warranty claim.

NOTE: Notification of any defect claimed under this item 2 must be given to Embraer within [***] after such defect is [***].

[***]

Parts supplied to Buyer as replacement for defective parts are warranted for the balance of the warranty period still available from the original warranty of the exchanged parts.

3)	Embraer will accept no warranty claims under any of the circumstances listed below:

a.
When the Aircraft has been used in an attempt to break records, or subjected to experimental flights, or in any other way not in conformity with the flight manual or the airworthiness certificate, or subjected to any manner of use in contravention of the applicable aerial navigation or other regulations and rules, issued or recommended by government authorities of whatever jurisdiction in which the aircraft is registered, when accepted and recommended by I.C.A.O.;

b.	When the relevant parts of the Aircraft have been altered or modified by Buyer, without prior approval from Embraer or from the manufacturer of the parts through a service bulletin;

c.	Whenever the Aircraft or any of its parts have been involved in [***], or when parts either defective or not complying to manufacturer's design or specification have been used;

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d.	Whenever parts have had their identification marks, designation, seal or serial number altered or removed;

e.	In the event of negligence, misuse or maintenance services done on the Aircraft, or any of its parts not in accordance with the respective maintenance manual;

f.	In cases of deterioration, wear, breakage, damage or any other defect resulting from the use of inadequate packing methods when returning items to Embraer or its representatives.

4)	This Warranty does not apply to [***].

5)
The Warranty hereby expressed is established between Embraer and Buyer, and it cannot be transferred, assigned or novated to any third party, except as provided otherwise pursuant to Article 14 (Assignment) of the Purchase Agreement.

6)
TO THE EXTENT PERMITTED BY LAW, THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF EMBRAER AND REMEDIES OF BUYER SET FORTH IN THIS WARRANTY CERTIFICATE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF EMBRAER AND ANY ASSIGNEE OF EMBRAER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST EMBRAER OR ANY ASSIGNEE OF EMBRAER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMANCE OR DEFECT OR FAILURE OR ANY OTHER REASON IN ANY AIRCRAFT OR OTHER THING DELIVERED UNDER THE PURCHASE AGREEMENT OF WHICH THIS IS AN ATTACHMENT, INCLUDING DATA, DOCUMENT, INFORMATION OR SERVICE, INCLUDING BUT NOT LIMITED TO:

a.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

b.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

c.
ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OR OTHER RELATED CAUSES OF EMBRAER OR ANY ASSIGNEE OF EMBRAER, WHETHER ACTIVE, PASSIVE OR IMPUTED; AND

d.
ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO ANY AIRCRAFT OR FOR ANY DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

7)
No representative or employee of Embraer is authorized to establish any other warranty than the one hereby expressed, nor to assume any additional obligation, relative to the matter, in the name of Embraer and therefore any such statements eventually made by, or in the name of Embraer, shall be void and without effect.

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ATTACHMENT “D”
ESCALATION FORMULA

THE REMAINDER OF THIS PAGE AND THE FOLLOWING PAGE OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

[***]

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ATTACHMENT “E”
AIRCRAFT DELIVERY SCHEDULE

Aircraft Delivery Schedule (ref. Purchase Agreement Article 5):

Aircraft	Contractual Delivery Date		Configuration
#	E190-E2	E195-E2	Attachment
01	[***]	[***]	[***]
02	[***]	[***]	[***]
03	[***]	[***]	[***]
04	[***]	[***]	[***]
05	[***]	[***]	[***]
06	[***]	[***]	[***]
07	[***]	[***]	[***]
08	[***]	[***]	[***]
09	[***]	[***]	[***]
10	[***]	[***]	[***]
11	[***]	[***]	[***]
12	[***]	[***]	[***]
13	[***]	[***]	[***]
14	[***]	[***]	[***]
15	[***]	[***]	[***]
16	[***]	[***]	[***]
17	[***]	[***]	[***]
18	[***]	[***]	[***]
19	[***]	[***]	[***]
20	[***]	[***]	[***]
21	[***]	[***]	[***]
22	[***]	[***]	[***]
23	[***]	[***]	[***]
24	[***]	[***]	[***]
25	[***]	[***]	[***]

THE FOLLOWING 26 PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

[***]

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LETTER AGREEMENT COM0271-15

INDEX
ARTICLE                                              PAGE
1.     [***] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
2.     [***] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
3.     [***] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    . . . 5

7.     [***] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    . .      8
8.     [***] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    . .      9
9.     [***] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    . .      9
10.     [***] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    . .      9
11.     ADDITIONAL SUPPORT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
12.     BUYER [***]    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
13.     [***] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
14.     ADDITIONAL SUPPORT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
15.     OPTIONAL [***] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
16.     COMPLIANCE WITH LAWS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
17.     REINSTATEMENT OF THE PURCHASE AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
18.     COUNTERPARTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

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This Letter Agreement COM0271-15 (this "Letter Agreement") dated June 12, 2015 is an agreement by and between Embraer S.A. ("Embraer") with its principal place of business at São José dos Campos, SP, Brazil and Aircastle Holding Corporation Limited ("Buyer") with its registered office at Clarendon House, 2 Church Street, Hamilton HM 11 Bermuda, collectively known as the “Parties”, and relates to Purchase Agreement COM0270-15 entered into by Embraer and Buyer on even date herewith (the "Purchase Agreement").

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Letter Agreement and the Purchase Agreement, the provisions of this Letter Agreement shall prevail.

WHEREAS:

a)
Pursuant and subject to the terms and conditions of the Purchase Agreement, Buyer shall buy and Embraer shall sell fifteen (15) E190-E2 Aircraft and ten (10) E195-E2 Aircraft (the “Firm Aircraft”) and Buyer shall have the right to purchase up to fifteen (15) E190-E2 Purchase Right Aircraft and ten (10) E195-E2 Purchase Right Aircraft (the “Purchase Right Aircraft”) (collectively, the “Aircraft”).

b)	Embraer and Buyer wish to set forth the additional agreements with respect to certain matters related to the purchase of the Aircraft.
NOW, THEREFORE, for good and valuable consideration, the Parties agree as follows:

1.	[***]

THE REMAINDER OF THIS PAGE AND THE FOLLOWING PAGE OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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2. [***]
3. [***]
4. PRODUCT SUPPORT [***]

5.	ADDITIONAL AGREEMENTS RE. [***]

6.	BUYER’S LESSEES [***]

7.	[***]

8. [***]

9. [***]

10. [***]

11.	ADDITIONAL SUPPORT [***]

12.	BUYER [***]

13.	[***]

14.	ADDITIONAL SUPPORT
Embraer shall provide additional support [***].

15.	OPTIONAL [***]
For the avoidance of doubt [***].

16.	COMPLIANCE WITH LAWS
Each Party represents to the other Party that it has complied, and will continue to comply, with relevant anti-corruption and anti-money laundering laws to the extent that they apply to such Party’s obligations and activities stipulated herein. Each Party further represents that, in all matters relating hereto, it has acted, and will continue to act in strict compliance with internationally accepted ethical and business integrity standards. Each Party represents to the other Party that (i) such Party has a code of ethics (or functionally equivalent document) and/or an anti-corruption policy (or functionally equivalent document) (“Code”) which guides the conduct of its officers and employees, (ii) such Code contains anti-corruption provisions consistent with internationally accepted ethical and business integrity standards, and (iii) such Party maintains internal procedures reasonably designed and conceived to enforce and promote the compliance with the anti-corruption provisions of the Code, which includes, inter alia, training, monitoring, auditing and disciplining provisions.

17.	REINSTATEMENT OF THE PURCHASE AGREEMENT
This Letter Agreement has amended or modified certain terms and conditions of the Purchase Agreement. All terms and conditions of the Purchase Agreement which have not been expressly amended or modified by this Letter Agreement shall remain valid, in full force and effect as and to the extent provided therein without any change as the result of this Letter Agreement.

18.	COUNTERPARTS
This Letter Agreement may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute

3

one and the same instrument. This Letter Agreement may be signed by facsimile with originals to follow by an internationally recognized courier.

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Letter Agreement to be effective as of the date first written above.

EMBRAER S.A.                    AIRCASTLE HOLDING CORPORATION LIMITED
By:     /s/ Luis Carlos Affonso                By:     /s/ Gregory S. Ethier
Name:     Luis Carlos Affonso                Name:     Gregory S. Ethier
Title:     SVP Operations and                Title:     Attorney-in-Fact
COO, Commercial Aviation

By:     /s/ Adrianna Sarlo
Name:    Adrianna Sarlo
Title:    Vice President, Contracts
Commercial Aviation

Place:                            Place:

Witnesses:

By:     /s/ Fernando Bueno                By:    /s/ Stephen P. Quinn
Name:    Fernando Bueno                    Name:    S. P. Quinn

THE FOLLOWING THREE PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
[***]

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